UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 19, 2007

Commonwealth Bankshares, Inc.
(Exact name of registrant as specified in its charter)

           Virginia                                                      000-17377                                                           54-1460991
(State or other jurisdiction or incorporation)              (Commission File Number)                         (I.R.S. Employer Identification No.)

403 Boush Street, Norfolk, Virginia 23510
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number including area code:   (757) 446-6900

_______________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events.

On July 19, 2007, Commonwealth Bankshares, Inc. issued a press release announcing the declaration of a quarterly dividend payable August 31, 2007 to shareholders of record as of August 20, 2007.  A copy of the Company’s press release is attached as Exhibit 99.1 hereto and is herby incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1 Press Release, dated July 19, 2007, entitled "Commonwealth Bankshares, Inc., Norfolk, VA, Announces a 33 Percent Increase in Quarterly Cash Dividend."

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Commonwealth Bankshares, Inc.

Date:   July 19, 2007                                                                       By:  /s/ Cynthia A. Sabol, CPA
Name:  Cynthia A. Sabol, CPA
Title:     Executive Vice President and Chief Financial Officer